Simplify VettaFi Private Credit Strategy ETF

PCR

a series of Simplify Exchange Traded Funds

SUMMARY PROSPECTUS

September 11, 2025

www.simplify.us/etfs	Advised by: Simplify Asset Management Inc. 10845 Griffith Peak Drive 2/F Las Vegas, NV 89135 phone: 1 (855) 772-8488

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and statement of additional information dated September 11, 2025, are incorporated by reference into this summary prospectus. You can obtain these documents and other information about the Fund online at www.simplify.us/etfs or by calling 1-855-772-8488.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Fund are listed and traded on the NYSE Arca, Inc.

FUND SUMMARY - SIMPLIFY VETTAFI PRIVATE CREDIT STRATEGY ETF

Investment Objective: The Simplify VettaFi Private Credit Strategy ETF (the “Fund” or “PCR”) seeks income and capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses	0.76%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses, which are estimated for the Fund’s initial fiscal year, are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$78	$243

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund is a new fund and has no portfolio turnover information as of the date of this Prospectus.

Principal Investment Strategies:

The Fund is an actively managed ETF. The adviser seeks to fulfill the Fund’s investment objective by using two strategies: (1) a private credit strategy, and (2) a credit hedge derivatives strategy.

Private Credit Strategy

The adviser seeks to fulfill both the income and capital appreciation aspects the Fund’s investment objective by investing, under normal circumstances, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in securities included in the VettaFi Private Credit Index (the “Index”) and/or through instruments that seek to track the returns of the constituents of the Index. However, the Fund intends to execute its investment strategy predominantly through swaps that have returns that track the returns of the constituents of the Index. The Index is designed to track the performance of private credit instruments held by U.S. registered publicly-traded business development companies (“BDCs”) and U.S. registered publicly-traded closed-end funds (“CEFs”) that each primarily invest in private credit assets. A BDC or CEF primarily invests in private credit if more than 50% of its investment portfolio is invested in private credit assets. Private credit is an umbrella term referring to debt instruments, each of which are not publicly traded or offered to the public. BDCs and CEFs invest in private credit assets that are primarily corporate (A) loans that are directly negotiated with the borrower, purchased from a loan syndicate, or are participations; and (B) investment grade debt and high yield debt (commonly referred to as junk bonds). BDCs are a type of closed-end fund regulated under the Investment Company Act of 1940, which typically invest in and lend to small-and medium-sized private companies that may lack access to public equity markets for capital raising or thinly-traded U.S. public companies.

The Index is owned by VettaFi LLC (“VettaFi”), which is also the calculation agent for the Index. VettaFi is an organization independent of the Fund and Simplify Asset Management, Inc., the Fund’s investment adviser. VettaFi is not an affiliate, as defined under the Investment Company Act of 1940, as amended, of the Fund or Simplify Asset Management, Inc.

Index Construction

The Index is a rules-based index that is created by applying successive screens to an initial universe of BDCs and CEFs.

BDCs and CEFs must be primarily engaged in private credit to be included in the initial selection universe. Loan participation CEFs and collateralized loan obligation CEFs are included and debt focused BDCs are included.

This initial universe is further screened into two sub-universes based on the following.

BDC Sub-Universe

BDCs must meet the following requirements:

●	Minimum market capitalization ($350 million for new constituents; $300 million for current constituents)

●	Minimum average daily trading volume ($300 thousand for new constituents; $250 thousand current constituents)

CEF Sub-Universe

CEFs must meet the following requirements:

●	Minimum market cap ($100 million for new constituents; $75 million for current constituents)

●	Minimum average daily trading volume ($300 thousand for new constituents; $250 thousand for current constituents)

●	Term CEFs must have a termination date of three or more years from the Index reconstitution date

●	The average 10-day premium-to-NAV must be less than 20% above the average premium for all CEFs in the selection universe

●	Must have been trading at least 90 days prior to an Index rebalancing date to be included in the Index

●	Must be a member of the S-Network Composite Closed End Fund Index (a broader index constructed by VettaFi that includes exchanged-traded CEFs)

The constituents in the BDC Sub-Universe and CEF Sub-Universe are then assigned proprietary percentile rank scores based on volatility and dividend yield.

○	volatility is calculated based on the last 180 trading days and

○	dividend yield is based on the trailing twelve-month dividend yield.

A lower volatility measure is considered favorable, and a higher dividend yield is considered favorable.

Next, the top ranked 80% of the BDC Sub-Universe and the top ranked 80% of the CEF Sub-Universe are selected for inclusion in the Index.

Constituents are then weighted by their respective 3M Average Daily Trading Values (ADTV). Individual constituents are capped at 5% of the Index. Excess weight above 5% is redistributed proportionally among the remaining constituents. Based on the Index’s methodology, the Index will have at least 20 constituents but does not have a maximum number of constituents. Historically, the Index has held approximately 50 constituent securities.

The Index is reconstituted and rebalanced semi-annually. VettaFi calculates and publishes the Index constituents and returns of the Index daily, accounting for corporate events such as mergers and stock splits for the members of the Index.

The adviser uses a sampling strategy to track the Index, rather than a pure replication approach. The adviser selects a subset of securities in the Index that it believes will provide returns that are substantially similar to those of the Index. When more economically efficient, the adviser may use swaps as a substitute for securities. To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. The Index is unmanaged and cannot be invested in directly.

Credit Hedge Derivatives Strategy

The Fund may invest up to 20% of the Fund’s portfolio in derivatives to hedge against interest rate risk and credit risk. The Fund will hedge primarily by receiving protection through total return swaps that use fixed income instruments, fixed income indexes, fixed income ETFs, or high-yield ETFs as reference assets. However, when the adviser believes a short-term opportunity for a more-effective hedge is available, it may also use total return swaps that use equities, equity indexes or equity ETFs as reference assets to manage interest rate and credit risk. The adviser closes derivative positions when it believes the related risk is no longer significant or to use a more efficient or cost-effective derivative.

When using certain derivatives, the Fund is required to post collateral to assure its performance to the counterparty. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (i) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (ii) money market funds; (iii) fixed income ETFs; and/or (iv) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” Fund.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance. The following describes the risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal. Many of the risks presented below are born by the Fund indirectly through the constituents of the Index.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance. The adviser’s strategy may not produce positive results and the adviser’s security selection choices and credit hedge strategy may not fully protect the Fund’s portfolio from declines in price or from defaults.

Credit Risk. The Fund will lose money if the issuer or guarantor of a credit instrument goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. The value of a security may decline if there are concerns about an issuer’s ability or willingness to make interest and or principal payments. Changes in an issuer’s financial strength or in an issuer’s or security’s credit rating also may affect a security’s value and thus have an impact on Fund performance. The Fund considers all derivatives and non-U.S. Treasury debt instruments as subject to credit risk. Subordinated credit instruments may receive little or no recovery if the issuer or guarantor of a credit instrument goes bankrupt.

Loan Participation and Syndicated Loan Risk. In addition to the credit risk of the underlying borrower, loan participations are subject to the credit risk of the entity participating a share of the loan to the investor. Because the investor does not have a direct relationship with the underlying borrower, it is dependent on the entity making the participation to collect payments and enforce rights in the event of a default by the borrower. Similarly, syndicated loans are dependent on the lead lender to act as administrative agent for the members of the syndicate to collect payments and coordinate enforcement of rights in the event of a default.

High Yield Risk. The Fund may have exposure to high yield debt also known as “junk bonds”. High yield securities and unrated securities of similar credit quality are subject to greater levels of credit, call, and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Interest Rate Risk. The value of the Fund’s investment in private credit securities will fall when interest rates rise. The effect of increased interest rates is more pronounced for any intermediate-term or longer-term obligations.

Small Capitalization Risk. The earnings and prospects of small sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small sized companies normally have fewer resources from which to repay debt and may have limited markets, product lines, or financial resources and lack management experience.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Swaps Risk. The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a swap transaction may not fulfill its contractual obligations and the Fund may not receive payments owed under the contract, or such payments may be delayed and the value of agreements with the counterparty may decline; (ii) risk of mispricing or improper valuation; (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or index; and (iv) swap fees will reduce Fund returns.

○	Over-the-Counter Market Risk. Swaps traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter counterparty who may be unwilling or unable to perform its contractual obligations to the Fund.

Allocation Risk. If the Fund’s strategy for allocating assets among Index constituents, swaps, and credit hedges does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of imperfect correlation between the Fund’s holdings of portfolio securities and those in the Index, pricing differences, the Fund’s holding of cash, difference in timing of the accrual of dividends, changes to the Index or the need to meet various regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while the Index does not.

Index Provider Risk. There is no assurance that the Index will be compiled, determined, composed or calculated accurately. VettaFi does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Index, and does not guarantee that the Index will be in line with its methodology. VettaFi makes no express or implied representation, guarantee or assurance with regard to: (a) the advisability in investing in the financial instruments in the Index; (b) the quality, accuracy and/or completeness of the Index; and/or (c) the results obtained or to be obtained by any person or entity from the use of the Index. VettaFi makes no guarantee as to the accuracy and/or the completeness of the Index and shall not have any liability for any errors or omissions with respect thereto.

Concentration Risk. The Fund may concentrate its investments in securities of a particular industry or group of industries to the extent that the Index concentrates its investments in securities of a particular industry or group of industries. Economic, legislative or regulatory developments may occur that significantly affect the industry or group of industries. This may cause the Fund’s share price to fluctuate more than that of a fund that does not concentrate in a particular industry or group of industries.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Limited History of Operations. The Fund is a new ETF and therefore does not yet have a history of operations for investors to evaluate.

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

U.S. Treasury and Agency Market Risk. The U.S. Treasury and agency market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury and agency obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury and agency obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury and agency obligations to decline.

Underlying Fund Risk. BDCs and CEFs in which the Fund invests indirectly through the Index are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the implied cost of investing in the Fund will be higher than the cost of investing directly in the BDCs and CEFs and may be higher than other funds that invest directly in stocks and bonds. Each of the BDCs and CEFs is subject to its own specific risks, but the adviser expects the principal investments risks of such will be similar to the risks of investing in the Fund.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risk. The Fund is structured as an ETF. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s Shares (“Shares”) are not redeemable by retail investors and may be redeemed only by the Authorized Participant at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, which may result in the Fund’s shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. Individual Shares of the Fund that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those Authorized Participants creating and redeeming directly with the Fund.

○	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and the Fund’s NAV.

○	The market price for the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, the Fund’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Performance: Because the Fund has only recently commenced investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholder semi-annually. Updated performance information will be available at no cost by visiting www.simplify.us or by calling 1 (855) 772-8488.

Investment Adviser: Simplify Asset Management Inc. (“SAMI”).

Portfolio Managers: David Berns, Chief Investment Officer of the adviser, and Chris Getter, Managing Director and Emerging Markets Strategist of the adviser serve as portfolio managers of the Fund. Messrs. Berns and Getter have each served the Fund as a portfolio manager since it commenced operations in 2025 and are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.